SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                          HOVNANIAN ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

[LOGO]

HOVNANIAN ENTERPRISES, INC.
================================================================================
10 HIGHWAY 35, P.O. BOX 500, RED BANK, NEW JERSEY 07701 |_|   (732) 747-7800

                                                                January 15, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Friday, March 5, 1999, in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York. The meeting will start promptly at 10:30 a.m.

     It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose. Of course, if you attend the meeting, you may still choose to vote your shares personally, even though you have already returned a signed proxy. Important items to be acted upon at the meeting include the election of directors and ratification of the selection of independent accountants.

     We sincerely hope you will be able to attend and participate in the Company's 1999 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.


                                              Sincerely yours,


                                           /s/ KEVORK S. HOVNANIAN
                                           ----------------------------------
                                               KEVORK S. HOVNANIAN
                                               Chairman of the Board

                           HOVNANIAN ENTERPRISES, INC.
                           --------------------------
                    Notice of Annual Meeting of Shareholders
                                January 15, 1999
                           ---------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Friday, March 5, 1999, in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York at 10:30 a.m. for the following purposes:

          1. The election of Directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company and until their respective successors may be elected and qualified.

          2. The ratification of the selection of Ernst & Young LLP as independent accountants to examine financial statements for the Company for the year ended October 31, 1999.

          3. The approval of the Company's Stock Incentive Plan.

          4. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on January 7, 1999 are entitled to notice of and to vote at the meeting.

     Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, a form of proxy and the Company's Annual Report for the year ended October 31, 1998.

     All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                             By order of the Board of Directors,
                                             PETER S. REINHART
                                                            Secretary
January 15, 1999


--------------------------------------------------------------------------------
     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           HOVNANIAN ENTERPRISES, INC.
                                  10 Highway 35
                                  P.O. Box 500
                           Red Bank, New Jersey 07701

                             -----------------------
                                 PROXY STATEMENT
                             -----------------------


General

     The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the "Company") for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy will be mailed commencing January 15, 1999 to each shareholder entitled to vote. The Company's Annual Report for the year ended October 31, 1998 accompanies this Proxy Statement.

     Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy will vote such proxy for the Board of Directors' slate of Directors, for the ratification of selected independent accountants, for approval of the Stock Incentive Plan, and as recommended by the Board of Directors unless contrary instructions are given. Any person executing a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

                     VOTING RIGHTS AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The record date for the determination of shareholders entitled to vote at the meeting is the close of business on January 7, 1999. On January 7, 1999, the voting securities of the Company outstanding consisted of 13,830,820 shares of Class A Common Stock, each share entitling the holder thereof to one vote and 7,688,600 shares of Class B Common Stock, each share entitling the holder thereof to ten votes.

     Other than as set forth in the table below, there are no persons known to the Company to own beneficially shares representing more than 5% of the Company's Class A Common Stock or Class B Common Stock.

     The following table sets forth as of January 7, 1999 the Class A Common Stock and Class B Common Stock of the Company beneficially owned by each Director and nominee for Director, by all Directors and officers of the Company as a group (including the named individuals) and holders of more than 5%:

                                               Class A Common Stock            Class B Common Stock
                                           ----------------------------    ----------------------------
                                             Amount and                      Amount and
                                              Nature of                       Nature of
    Directors, Nominees and                  Beneficial       Percent        Beneficial       Percent
    Holders of More Than 5%                 Ownership(1)     of Class(2)     Ownership(1)   of Class(2)
  ---------------------------              --------------   -----------    --------------   -----------
Kevork S. Hovnanian(3)(5) ...........         5,492,887        39.7%         5,843,837         76.0%
Ara K. Hovnanian(4) .................         1,429,661        10.0%         1,234,096         15.6%
Paul W. Buchanan ....................            43,520          .3%            21,480           .3%
Arthur M. Greenbaum .................             6,833          .1%             1,500          --
Desmond P. McDonald .................             7,083          .1%             3,750           .1%
Peter S. Reinhart ...................            43,897          .3%            16,950           .2%
J. Larry Sorsby .....................            75,493          .5%            21,840           .3%
Stephen D. Weinroth .................            21,083          .2%             2,250          --
All Directors and officers as a group
      (10 persons) ..................         7,120,457        49.4%         7,145,703         89.8%

----------
Notes:

(1) The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of 576,739 Class A Common Stock Options and 268,260 Class B Common Stock Options, currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (3), (4) and (5) below.

(2) Based upon the number of shares outstanding plus options for such director, nominee or holder.

(3) Includes 167,812 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power. Kevork S. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(4) Includes 35,217 shares of Class A Common Stock and 68,667 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(5) Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 129,562 shares of Class A Common Stock and 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian's daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian's grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 20,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, persons who own more than ten percent of a registered class of the Company's equity securities and certain entities associated with the foregoing ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the

American Stock Exchange (the "ASE"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the ASE. Based solely on the Company's review of the copies of such forms it has received, the Company knows of no failure to file.

                              ELECTION OF DIRECTORS

     The Company's By-laws provide that the Board of Directors shall consist of eight Directors who shall be elected annually by the shareholders. The Company's Certificate of Incorporation requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent. The following persons are proposed as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director.

                                                                               Year First
                                                                                Became a
          Name               Age            Company Affiliation                 Director
          ----               ---            -------------------                 --------
Kevork S. Hovnanian......... 75       Chairman of the Board, and                  1967
                                          Director of the Company.
Ara K. Hovnanian............ 41       President, Chief Executive                  1981
                                          Officer and Director
                                          of the Company.
Paul W. Buchanan............ 48       Senior Vice President-                      1982
                                          Corporate Controller and
                                          Director of the Company.
Arthur M. Greenbaum......... 73       Director of the Company.                    1992
Desmond P. McDonald......... 71       Director of the Company.                    1982
Peter S. Reinhart........... 48       Senior Vice President and                   1981
                                          General Counsel/Secretary
                                          and Director of the Company.
J. Larry Sorsby............. 43       Senior Vice President,                      1998
                                          Treasurer and Chief
                                          Financial Officer and Director
                                          of the Company.
Stephen D. Weinroth......... 60       Director of the Company.                    1982


     Mr. K. Hovnanian founded the predecessor of the Company in 1959 and has served as Chairman of the Board since its initial incorporation in 1967. Mr. K. Hovnanian was also Chief Executive Officer of the Company from 1967 to July 1997.

     Mr. A. Hovnanian was appointed President in April 1988, after serving as Executive Vice President from March 1983. He has also served as Chief Executive Officer since July 1997. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.

     Mr. Buchanan has been Senior Vice President -- Corporate Controller since May 1990.

     Mr. Greenbaum has been a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm since 1950. Mr. Greenbaum qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

     Mr. McDonald was a Director of Midlantic Bank N.A. from 1976 to December, 1995, Executive Committee Chairman of Midlantic Bank N.A. from August 1992 to December, 1995 and was President of Midlantic Bank N.A. from 1976 to June 1992. He was also a Director of Midlantic Corporation to December, 1995 and was Vice Chairman of Midlantic Corporation from June 1990 to July 1992. Mr. McDonald qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

     Mr. Reinhart has been Senior Vice President and General Counsel since April 1985. He was elected Secretary of the Company in February 1997.

     Mr. Sorsby was appointed Senior Vice President, Treasurer and Chief Financial Officer of the Company in February, 1996 after serving as Senior Vice President-Finance/Treasurer of the Company since March 1991.

     Mr. Weinroth is Chairman of the Board of Core Laboratories N.V., a New York Stock Exchange listed worldwide oil field services and manufacturing company. He is also a senior partner in Andersen, Weinroth & Co., L.P. a merchant banking firm. He has held such positions since 1994 and the beginning of 1996, respectively. From November 1993 until December 1995, he was Co-Chairman and Co-Chief Executive Officer of VETTA Sports, Inc., a supplier of bicycle parts and accessories. From 1989 to the present, Mr. Weinroth has been Co-Chairman of the Board of Directors and Chairman of the Investment Committee of First Brittania N.V., an international buyout firm. Mr. Weinroth qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

Meetings of Board of Directors

     The members of the Audit Committee of the Board of Directors are Messrs. McDonald, Weinroth and Reinhart. The Audit Committee is chaired by Mr. McDonald and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and meeting with them to review the results of their work as well as their recommendations. The Audit Committee has direct access to the Company's independent accountants and also reviews the fees of independent accountants and recommends to the Board of Directors the appointment of independent accountants.

     The Internal Audit Manager for the Company reports directly to the Audit Committee on, among other things, the Company's compliance with certain Company procedures which are designed to enhance management's consideration of all aspects of major transactions involving the Company. The Audit Committee has direct control over staffing, including compensation, of the internal audit department. The Company's Chief

Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 1998 the Audit Committee met twice.

     The Compensation Committee consists of Messrs. McDonald and Weinroth. The Compensation Committee is currently chaired by Mr. Weinroth and is active in reviewing salaries, bonuses and other forms of compensation for officers and key employees of the Company, in establishing salaries and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria utilized and factors considered by the Compensation Committee in reviewing and establishing executive compensation, see "Report of the Compensation Committee" below. During the year ended October 31, 1998 the Compensation Committee met once.

     The Company has no executive or nominating committees. Procedures for nominating persons for election to the Board of Directors are contained in the Company's Bylaws.

     During the year ended October 31, 1998 the Board of Directors held four regularly scheduled meetings. In addition, the directors considered Company matters and had numerous communications with the Chairman of the Board of Directors and others wholly apart from the formal meetings.

Director Compensation

     Each director who is not an officer of the Company is paid $2,000 per regularly scheduled meeting attended, $1,000 for each committee meeting attended, $2,000 for special meetings attended and a bonus. All directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings. During the year ended October 31, 1998, Mr. McDonald received $28,000, Mr. Greenbaum received $25,000 and Mr. Weinroth received $28,000 including a bonus paid in January 1999.

                      RATIFICATION OF THE SELECTION OF AND
                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The selection of independent accountants to examine financial statements of the Company made available or transmitted to shareholders and filed with the Securities and Exchange Commission for the year ended October 31, 1999 is to be submitted to the meeting for ratification. Ernst & Young LLP has been selected by the Board of Directors of the Company to examine such financial statements.

     The Company has been advised that a representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

                        APPROVAL OF STOCK INCENTIVE PLAN

General Information

     The purpose of the Plan is to aid the Company and its affiliates in recruiting and retaining key employees and to motivate these employees to make their best efforts on behalf of the Company and its affiliates by giving incentives through the granting of Awards. The Plan will benefit the Company because the employees will have an interest in the welfare of the Company due to their ownership of Shares.

     The Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     The total number of Shares which may be issued under the Plan is 1,500,000. The maximum number of Shares for which Options or Stock Appreciation Rights may be granted during a calendar year to any Participant shall be 300,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.

     The principal features of the Plan are summarized below, but the summary is only an overview and you should refer to the Plan itself.

Administration

     The Plan will be administered and interpreted by a Committee of the Company's Board of Directors. Currently this is the Compensation Committee. The Committee may delegate its duties and powers to any subcommittee consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act") and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code").

     The Committee has the authority to interpret the Plan. The Committee may also adopt, amend or rescind any rules and regulations it considers to be helpful or necessary to carry out the purpose of the Plan. Any interpretation of the Plan or any Award by the Committee is final. The Committee will require payment if, under federal, state or local tax laws, you owe any taxes due to the exercise or settlement of an Award.

     If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 300,000 Shares in each calendar year to Participants who are (i) not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto) or (ii) covered employees (or anticipated to become covered employees) as such term is defined in Section 162(m) of the Code; provided however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

Eligibility

     Employees, directors or consultants selected by the Committee are eligible to participate in the Plan ("Participants"). The Committee will determine the number of Shares that are covered by the Awards granted to an employee. No Award may be granted under the Plan anytime after the tenth anniversary of the effective date of the Plan. The effective date is March 5, 1999, the date of the 1999 annual meeting of stockholders.

Terms of Options

     The Committee has the responsibility to determine the terms and conditions of each option granted under the Plan. The options may be non-qualified, incentive or other stock options and their terms and conditions are set forth in the related Award agreements. Stock options granted under the Plan are subject to the terms and conditions herein and in the Plan, and to any other terms and conditions that the Committee may determine.

     1. The exercise price of each option will be determined by the Committee. The minimum exercise price will be the fair market value of the Shares subject to the option on the date that the option is granted.

     2. Options granted under the Plan will be exercisable as determined by the Committee. However, an option may not be exercised more than ten years after it was granted.

     3. An option may be exercised for all or, from time-to-time, any part of the Shares to which it relates. The exercise date of an option is the later of the date the notice of exercise of an option is received by the Company and, if applicable, the date payment is received by the Company pursuant to clause (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares purchased upon exercise of an option is to be paid in full to the Company at the time of exercise. Payment may be made (i) in cash;(ii) in Shares; (iii) partly in cash and partly in Shares or (iv) by instructing a stockbroker to deliver to the Company an amount equal to the option price.

     The Committee may grant incentive stock options  ("ISOs") which comply with
Section 422 of the Code. Participants who own more than ten percent of the total voting power of all classes of stock of the Company or any affiliate may not be granted ISOs unless the option price for such ISO is at least 110% of the ISOs fair market value and such ISO shall terminate no later than the day preceding the fifth anniversary of the day on which such ISO was granted. If a Participant disposes of shares acquired upon the exercise of an ISO within two years after the grant of such ISO or within one year after such shares were transferred to the Participant, such Participant shall notify the Company of the disposition and of the amount realized upon disposition.

Terms of Stock Appreciation Rights

     Grants. The Committee may grant a stock appreciation right (an "SAR") independent of an option or in connection with an option or portion of an option. If an SAR is granted in connection with an option, the SAR

     1. may be granted when the related option is granted, or at any time prior to the exercise or cancellation of the option;

     2. will cover the same number of Shares as covered by the option (or a lesser number if the Committee so decides); and

     3. are subject to the same terms and conditions as the option, except as set forth in the Plan.

     Terms. The exercise price per share of an SAR will be determined by the Committee. The exercise price will not be less than the greater of

     1. the fair market value of a Share on the date that the SAR is granted, or, for an SAR granted in conjunction with an option, the option price of the related option, and

     2. an amount permitted by applicable laws, rules, by-laws or policies of regulators or stock exchanges.

     Upon exercise of an SAR that is granted independent of an option, the Participant will be entitled to an amount equal to the excess of the fair market value of one Share on the exercise date over the exercise price per Share, multiplied by the number of Shares covered by the SAR.

     An SAR granted in conjunction with an option entitles the Participant to surrender to the Company the unexercised option and to receive in return an amount equal to the excess of the fair market value of one share on the exercise date over the option price per share multiplied by the number of Shares covered by the option surrendered.

     The exercise date is the date a notice of exercise is received by the Company. Payment must be made in cash, in Shares, or partly in cash and partly in Shares. No fractional Shares will be issued in payment of SARs.

     Limitations. The Committee may impose conditions on the exercise or transfer of SARs.

     Limited SARs. The Committee may grant limited SARs that may be exercised only upon the occurrence of specified events.

Other Stock-Based Awards

     Generally. The Committee has sole discretion to grant any of the following awards:

     1.   Shares;

     2.   restricted Shares; and

     3.   awards valued in reference to the fair market value of Shares.

     The Committee determines the terms and conditions of all stock-based awards which include, but are not limited to:

     1.   the form of the award;

     2.   the right and manner in which a Participant can receive an award;

     3.   the timing of the award;

     4.   to whom an award will be granted; and

     5.   the amount of an award.

     Performance-Based Awards. These stock-based awards may be granted in a manner which is deductible by the Company under Section 162(m) of the Internal Revenue Code. A "Performance-Based Award" is based on the Participant's reaching certain written performance goals set forth by the Committee. The performance goals are based on certain financial criteria, such as net income, stock price and return on stockholders' equity, as described in the Plan. These criteria may relate to the Company, its affiliates, divisions or units, or any combination thereof, as determined by the Committee. The maximum amount of a Performance-Based Award will be $2,000,000 annually for any Participant. The Committee will determine whether particular performance goals have been met and will certify the amount of the performance-based award. No performance-based award will be paid without the certification of the Committee. At the discretion of the Committee, the amount paid may be less than the amount determined by the performance goal formula. The amount of the performance-based award will be paid at a time determined by the Committee; however, to the extent permitted by the Committee and consistent with
Section 162(m) of the Internal Revenue Code, a Participant may choose to defer payment of a performance-based award.

Adjustments

     If, after the effective date of the Plan, there is any change in the outstanding shares of the Company's common stock due to any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares, other corporate exchange, any distribution to stockholders of shares other than regular cash dividends or any similar event, the Committee, in its sole discretion and without liability to any person, may adjust

     1. the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards;

     2.   the option price; or

     3.   any other affected terms of such Awards.

     Change in Control. If there is a "Change in Control" (as defined below) of the Company, the Committee has sole discretion to take such actions, if any, as it deems necessary or desirable with respect to any Award, such as (i) the acceleration of an Award, (ii) the payment of cash in exchange for the cancellation of an Award and/or (iii) requiring the issuance of substitute Awards to substantially preserve the value of any affected Award, as of the date of the Change in Control.

     A "Change in Control" of the Company generally is deemed to occur if:

     1. any person (with certain exceptions, including the Company's current controling shareholders and affiliates) becomes the owner of 50% of the voting power of the Company's voting securities;

     2. during any twenty-four month period the majority of the membership of the Board of Directors changes without approval of two-thirds of the directors who either were directors at the beginning of the period or whose election was previously so approved;

     3. the Company's stockholders approve a merger or consolidation with another company where the Company's voting securities outstanding prior to the transaction do not represent more than 65% of voting power of the Company or the surviving entity; or

     4. the Company undergoes a complete liquidation or sale or disposition of all or substantially all of the Company's assets.

No Right to Continued Employment

     Receiving grants of Awards under the Plan does not give a Participant any right to continued employment with the Company or with any of its subsidiaries. Also, receiving grants of Awards under the Plan does not limit the right of the Company or any of its affiliates to terminate the employment of a Participant with the Company or with any of its affiliates.

Nontransferability of Awards

     Unless otherwise determined by the Committee, Awards may be transferred only by the laws of descent and distribution. During a Participant's lifetime, the Participant is the only person who may exercise an Award. In certain circumstances, this section may be waived by the Committee.

Amendments

     The Board may amend, alter or discontinue the Plan from time-to-time as it sees fit, except that

     1. shareholder approval is required if such action increases the maximum number of shares which may be issued under the Plan;

     2. without the consent of a Participant, no amendment will be allowed if it has a material effect on rights under an Award; and

     3. the Committee may amend the Plan in any way it sees fit in order for the Awards to comply with the Code or other applicable law.

     The Committee may not amend the terms of the Plan relating to Changes in Control (Section 9(b) of the Plan) after there has been a Change in Control.

Certain Federal Income Tax Consequences

     The following is a summary of certain United States federal income tax rules with respect to the Plan and the Awards granted thereunder. This summary is not intended to be a complete description of all possible tax consequences of the Plan and the Awards, and Participants will be urged to consult their own tax advisor concerning the federal, state, local and other tax implications of the Plan and of the Awards granted thereunder.

     Incentive Stock Options ("ISOs"). Under present law, Participants will not realize taxable income upon either the grant or the exercise of an ISO, and the Company will not receive an income tax deduction at either time, if Participants do not sell the Shares acquired by exercising an ISO within either:

     1.   two years after the date of grant of an ISO, or

     2.   one year after the date of exercise of an ISO,

a subsequent sale will be taxed as mid-term or long-term capital gain or loss. If, within either of the above periods, a Participant disposes of the shares acquired by exercising an ISO, a Participant will, generally, realize as ordinary income an amount equal to the lesser of:

     1.   the gain realized on such disposition, or

     2. the excess of the fair market value of the shares on the date of exercise over the exercise price.

In this instance, the Company generally would be entitled to an income tax deduction equal to the amount recognized as ordinary income, subject to compliance with Section 162(m) of the Code. Any gain in excess of such amount that a Participant realizes as ordinary income will be taxed as a short-term, mid- term or long-term capital gain (depending on the holding period).

     Nonqualified Stock Options ("NQSOs"). Under present law, a Participant will not realize taxable income upon the grant of a NQSO and the Company will not receive an income tax deduction at such time. Upon exercise of a NQSO, a Participant will generally realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Upon sale of the shares, a Participant will recognize short-term, mid-term or long-term capital gain depending upon how long the Participant held the shares. The Company is generally allowed an income tax deduction equal to the amount recognized as ordinary income, subject, where applicable, to compliance with Section 162(m) of the Code.

     SARs. Amounts received upon exercise of an SAR are taxed as ordinary income received. The Company is generally allowed an income tax deduction equal to the amount recognized as ordinary income.

     Other Awards. Amounts received upon the grant of Other Awards are ordinarily taxed at ordinary rates when received. However, if the Other Awards consist of property subject to a substantial risk of forfeiture the amounts generally will not be taxed until the substantial risk of forfeiture lapses or until an election is made under Section 83(b) of the Code. Under Section 162(m) of the Code, the Company is generally allowed an income tax deduction equal to the amount recognized as ordinary income.

     Compliance with Section 162(m). The Plan should allow certain ISOs, NQSOs, SARs and Performance-Based Awards granted under the Plan to be treated as qualified performance-based compensation under Section 162(m) of the Code. However, the Committee may, from time-to-time, award compensation that is not deductible under Section 162(m) of the Code.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the compensation paid or accrued by the Company for the chief executive officer and the other four most highly compensated executives during the years ended October 31, 1998, 1997 and 1996.

Long-Term Compensation

                                                 -----------------------------------  -------------------------------
                                                         Annual Compensation                      Awards
                                                 -----------------------------------  -------------------------------
                                                                                                  Number of
                                                                             Other                Securities               All
                                         Year                                Annual   Restricted  Underlying              Other
                                          or                                Compen-     Stock      Options/    LTIP      Compen-
     Name and Principal Position        Period     Salary       Bonus(1)    sation(2)   Awards      SARs(3)   Payouts    sation(4)
   ------------------------------       -------  ----------    ----------   --------- ----------  ----------  -------    ---------
Kevork S. Hovnanian.................     1998     $800,232      $668,800       --       $  0              0     N/A      $  9,973
   Chairman of the Board,                1997     $778,485      $      0       --       $  0              0     N/A      $ 10,621
   and Director of the Company           1996     $786,067      $200,000       --       $  0              0     N/A      $ 10,115

Ara K. Hovnanian....................     1998     $756,107      $668,800       --       $  0         75,000     N/A      $ 10,345
   President, Chief Executive            1997     $713,419      $      0       --       $  0         75,000     N/A      $ 10,992
   Officer and Director                  1996     $678,610      $200,000       --       $  0              0     N/A      $ 10,481
   of the Company

J. Larry Sorsby.....................     1998     $232,277      $179,113       --       $  0         20,000     N/A      $ 17,601
   Senior Vice President,                1997     $221,539      $      0       --       $  0         20,000     N/A      $ 14,500
   Treasurer and Chief                   1996     $198,836      $ 69,997       --       $  0              0     N/A      $ 14,349
   Financial Officer and
   Director of the Company

Peter S. Reinhart...................     1998     $176,738      $ 86,240       --       $  0         10,000     N/A      $ 13,965
   Senior Vice President/                1997     $159,484      $      0       --       $  0         10,000     N/A      $ 14,991
   General Counsel and                   1996     $156,804      $ 46,500       --       $  0              0     N/A      $ 12,822
   Director of the Company

John D. Roberts(5)..................     1998     $138,462      $122,000       --       $  0              0     N/A      $ 71,345
   Vice President                        1997     $      0      $      0       --       $  0              0     N/A      $      0
   Process Redesign                      1996     $      0      $      0       --       $  0              0     N/A      $      0

----------
Notes:

(1)  Includes awards not paid until after year end.

(2) Includes perquisites and other personal benefits unless the aggregate amount is lesser than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(3)  The Company does not have a stock appreciation right ("SAR") program.

(4) Includes accruals under the Company's savings and investment retirement plan (the "Retirement Plan"), deferred compensation plan (the "Deferred Plan") and term life insurance premiums for each of the named executive officers for the year ended October 31, 1998 as follows:

                            Retirement    Deferred       Term
                               Plan         Plan       Insurance      Total
                            ----------    --------     ---------     -------
     K. Hovnanian........   $ 9,600       $     0       $  373       $ 9,973
     A. Hovnanian........   $ 9,600       $     0       $  745       $10,345
     Sorsby..............   $ 9,600       $ 7,470       $  531       $17,601
     Reinhart............   $ 9,600       $ 3,955       $  410       $13,965
     Roberts.............   $   751       $     0       $  224       $   975

(5) In addition to the compensation listed under note (4) above, Mr. Roberts' Other Compensation includes $70,370 in relocation compensation.

Option Grants in Last Fiscal Year

     The following table provides information on option grants in fiscal 1998 to the named executive officers.


                                         Individual Grants                              Potential
                          ------------------------------------------------           Realized Value at
                                        % of Total                                   Assumed Annual
                           Number of      Options    Exercise                     Rates of Stock Price
                          Securities    Granted to   or Base                         Appreciation
                          Underlying    Employees     Price                        for Option Term(1)
                            Options      in Fiscal     Per      Expiration     --------------------------
      Name                  Granted       1998        Share        Date            5%              10%
   ----------             -----------   ----------   --------   ----------     ----------      ----------
Kevork S. Hovnanian.........      0       N/A          N/A          N/A            N/A             N/A
Ara K. Hovnanian............ 75,000      25.7%      $  8.69       5/14/08      $  409,764      $1,038,423
J. Larry Sorsby............. 20,000       6.9%      $  8.69       5/14/08      $  109,270      $  276,913
Peter S. Reinhart........... 10,000       3.4%      $  8.69       5/14/08      $   54,635      $  138,456
John D. Roberts.............      0       N/A          N/A          N/A            N/A             N/A

----------
Note:

(1) The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Class A Common Stock, overall stock market conditions, and the optionee's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises During the Year Ended
October 31, 1998 and Option Values at October 31, 1998

     The following table provides information on option exercises during the year ended October 31, 1998 by the named executive officers and the value of such officers' unexercised options at October 31, 1998.


                                                        Securities Underlying
                                                        Number of Unexercised        Value of Unexercised
                                 Shares                      Options at             In-the-Money Options at
                                Acquired                 October 31, 1998(1)          October 31, 1998(1)
                                   On         Value   ---------------------------  --------------------------
             Name               Exercise    Realized  Exercisable  Unexercisable   Exercisable  Unexercisable
            -------             ---------   --------- ------------ --------------  ------------ -------------
Kevork S. Hovnanian.........        0          $0         None          None           N/A            N/A
Ara K. Hovnanian............        0          $0       595,000       125,000       $800,898       $100,000
J. Larry Sorsby.............        0          $0        82,667        33,333       $137,959       $ 26,666
Peter S. Reinhart...........        0          $0        57,333        16,667       $127,979       $ 13,334
John D. Roberts.............        0          $0         None          None           N/A            N/A

----------
Note:

(1) The closing price of the Class A Common Stock on the last trading day of October, 1998 on the American Stock Exchange was $8.50.

Ten-Year Option Repricings

     For the year ended October 31, 1998, there was no adjustment or amendment to the exercise price of the stock options previously awarded.

Report of the Compensation Committee

     The Compensation Committee is charged with the responsibility of determining the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees. The amount and nature of the compensation received by the

Company's executives during the year ended October 31, 1998 was determined in accordance with the compensation program and policies described below.

     The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options.

     Base Salary

     The Compensation Committee believes that, due to the Company's success in its principal markets, other companies seeking proven executives may view members of the Company's highly experienced executive team as potential targets. The base salaries paid to the Company's executive officers during the year ended October 31, 1998 generally were believed to be necessary to retain their services.

     Base salaries, including that of Mr. K. Hovnanian, the Company's Chairman of the Board, are reviewed annually and are adjusted based on the performance of the executive, any increased responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Mr. A. Hovnanian set the year ended October 31, 1998 base salaries of the Company's executive officers. Each executive officer's base salary, including the base salary of Mr. K. Hovnanian, was reviewed in accordance with the above criteria by the members of the Compensation Committee and thereafter approved.

     Annual Bonus Program

     The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn cash bonuses. The annual bonus program is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity.

     The bonus program for Mr. K. Hovnanian, Chairman of the Board and Mr. A. Hovnanian, President and Chief Executive Officer pays a fixed amount bonus based on the Company's Return on Equity ("ROE"). All other executive officers participate in a plan based on ROE but instead of receiving a fixed amount, they receive a percentage of their base salary. As the Company's ROE reaches higher targeted levels, the bonus percentage of salary increases.

     The Company's annual bonus program is designed to be cost and tax effective. In accordance with section 162(m) of the Code, the bonus plan for executives receiving compensation in excess of $1,000,000 was approved by shareholders at the April 15, 1996 Annual Meeting of Shareholders and reflects the Compensation Committee's policies of maximizing corporate tax deductions, wherever feasible.

     Stock Option Plan

     The Option Plan established by the Board of Directors is intended to align the interests of the Company's executives and shareholders in the enhancement of shareholder value. The ultimate value received by option holders is directly tied to increases in the Company's stock price and, therefore, stock options serve to closely link the interests of management and shareholders and motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the Option Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

     The Option Plan is administered by the Compensation Committee. See "Option Grants in Last Fiscal Year" above. No member of the Compensation Committee, while a member, is eligible to participate in the Option Plan.

                                                   COMPENSATION COMMITTEE

                                                   Stephen D. Weinroth
                                                   Desmond P. McDonald


Compensation Committee Interlocks and Insider Participation

     Mr. Weinroth is Chairman of the Compensation Committee which also includes Mr. McDonald. Both Messrs. McDonald and Weinroth are non-employee directors and were never officers or employees of the Company. See "CERTAIN TRANSACTIONS" for information concerning Mr. Greenbaum's business relationship with the Company.

Performance Graph

     The following graph compares on a cumulative basis the yearly percentage change over the one and five year periods ending October 31, 1998 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor's 500 Index and with (iii) the total shareholder return on the peer group of eighteen companies. Such yearly percentage change has been measured by dividing (i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 1993 and 1997 for the preparation of the graphs.

     Note: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

 Comparison of One-Year Cumulative Total Return of Hovnanian Enterprises, Inc.,
              the S&P 500 Index and a Peer Group Index (October 31)


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                    10/97               10/98
                                    -----               -----
Hovnanian Enterprises              100.00              114.286
Peer Group Index                   100.00              116.967
S&P 500 Index                      100.00              121.989


 Comparison of Five-Year Cumulative Total Return of Hovnanian Enterprises, Inc.,
              the S&P 500 Index and a Peer Group Index (October 31)


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        1933      1994      1995      1996      1997      1998
                        ----      ----      ----      ----      ----      ----
Hovnanian Enterprises  100.00     33.80     40.14     33.80     41.90     47.89
Peer Group Index       100.00     61.39     77.80     69.38    112.63    131.79
S&P 500 Index          100.00    103.87    131.33    162.98    215.32    262.66

                              CERTAIN TRANSACTIONS

     The Company's Board of Directors has adopted a general policy providing that it will not make loans to officers or directors of the Company or their relatives at an interest rate less than the interest rate at the date of the loan on six month U.S. Treasury Bills, that the aggregate of such loans will not exceed $3,000,000 at any one time, and that such loans will be made only with the approval of the members of the Company's Board of Directors who have no interest in the transaction. At October 31, 1998, there was one loan under this policy to Mr. A. Hovnanian, President, Chief Executive Officer and a Director of the Company for personal matters which amounted to $2,117,000 at an interest rate equal to the six month U.S. Treasury Bill.

     The Company provides property management services to various limited partnerships including one partnership in which Mr. A. Hovnanian is general partner, and members of his family and certain officers and directors of the Company are limited partners. At October 31, 1998, no amounts were due the Company by these partnerships.

     Mr. Arthur Greenbaum is a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm retained by the Company during the year ended October 31, 1998.

                                     GENERAL

     The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

     Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board of Directors of the Company named herein and in favor of the ratification of selected independent accountants. All proxies will be voted as specified.

     Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class and will be certified by the Inspectors of Election, who are employees of the Company. Notwithstanding the foregoing, the Company's Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company's knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any permitted transferee. Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must (i) obtain from their nominee a proxy card designed for beneficial owners of Class B Common Stock, (ii) complete the certification on such card and (iii) execute the card and return it to their nominee. The Company has also supplied nominee holders of Class B Common Stock with specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company's Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card or the nominee proxy card relating to such shares is properly completed and received by Boston EquiServe, the Company's transfer agent, not less than 3 nor more than 20 business days prior to March 5, 1999. Completed proxy cards should be sent to P.O. Box 9379, Boston, Massachusetts 02205-9956,
Attention: Proxy Department.

     All items to be acted upon at this Annual Meeting of Shareholders will be determined by a majority of the votes cast. Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of all proposals submitted on behalf of the Company. Because of the voting power of Mr.
K. Hovnanian and such members of his family, all of the foregoing proposals are assured passage.

     Management  does not intend to present any  business  at the meeting  other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

                          SHAREHOLDER PROPOSALS FOR THE
                               2000 ANNUAL MEETING

     Shareholder proposals for inclusion in the proxy materials related to the 2000 Annual Meeting of Shareholders must be received by the Company no later than November 30, 1999.

                                              By Order of the Board of Directors
                                              HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey
January 15, 1999

                        1999 HOVNANIAN ENTERPRISES, INC.
                              STOCK INCENTIVE PLAN

1.   Purpose of the Plan

     The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.   Definitions

     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

     (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

     (b) Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

     (c) Award: An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

     (d) Beneficial Owner: A "beneficial owner", as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

     (e)  Board: The Board of Directors of the Company.

     (f)  Change in Control:

          The occurrence of any of the following events:

          (i) any Person (other than a Person holding securities representing 10% or more of the combined voting power of the Company's outstanding securities as of the Effective Date, or any Family Member of such a Person, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50% or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of twenty-four consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the

          Company to effect a transaction described in Sections 2(f)(i), (iii) or (iv) of the Plan or (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company's shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iv) the Company undergoes a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a liquidation of the Company into a wholly-owned subsidiary.

     (g) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

     (h)  Committee: The Compensation Committee of the Board.

     (i)  Company: Hovnanian Enterprises, Inc., a Delaware corporation.

     (j) Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Board may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Board and a Participant (or his representative) shall furnish the Board with medical evidence documenting the Participant's disability or infirmity which is satisfactory to the Board.

     (k)  Effective Date: March 5,1999

     (l) Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the

          Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

     (m)  Family Member:

          (i) any Person holding securities representing 10% or more of the combined voting power of the Company's outstanding securities as of the Effective Date;

          (ii) any spouse of such a person;

          (iii) any descendant of such a person;

          (iv) any spouse of any descendant of such a person; or

          (v) any trust for the benefit of any of the aforementioned persons.

     (n) ISO: An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

     (o) LSAR: A limited stock appreciation right granted pursuant to Section 7(d) of the Plan.

     (p) Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan.

     (q)  Option: A stock option granted pursuant to Section 6 of the Plan.

     (r) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

     (s) Participant: An employee, director or consultant who is selected by the Committee to participate in the Plan.

     (t) Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.

     (u) Person: A "person", as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

     (v)  Plan: The 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan.

     (w)  Shares: Shares of common stock of the Company.

     (x) Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan.

     (y) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.   Shares Subject to the Plan

     The total number of Shares which may be issued under the Plan is 1,500,000. The maximum number of Shares for which Options or Stock Appreciation Rights may be granted during a calendar year to any Participant shall be 300,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.

4.   Administration

     The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto); provided, however, that any action permitted to be taken by the Committee may be taken by the Board, in its discretion. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administrations of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to Participants and their beneficiaries or successors. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable withholding taxes. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 300,000 Shares in each calendar year to Participants who are (i) not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto) or (ii) covered employees (or anticipated to become covered employees) as such term is defined in Section 162(m) of the Code; provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

5.   Limitations

     No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6.   Terms and Conditions of Options

     Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

     (a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

     (b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

     (c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months, (iii) partly in cash and partly in such Shares or (iv) through the delivery of irrevocable instruments to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

     (d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

7.   Terms and Conditions of Stock Appreciation Rights

     (a) Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 8 (or such additional limitations as may be included in an Award agreement).

     (b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times
(ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

     (c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

     (d) Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Plan, such term shall include LSARs.

8.   Other Stock-Based Awards

     (a) Generally. The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

     (b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price;
(xiii)  market  share;  (xiv)  revenues or sales;  (xv) costs;  (xvi) cash flow;
(xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The maximum amount of a Performance-Based Award during a calendar year to any Participant shall be $2,000,000. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

9.   Adjustments Upon Certain Events

     Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

     (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, any distribution to shareholders of Shares other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

     (b) Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

10.  No Right to Employment

     The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant.

11.  Successors and Assigns

     The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

12.  Nontransferability of Awards

     Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13.  Amendments or Termination

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 9(b) of the Plan after the occurrence of a Change in Control.

14.  International Participants

     With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

15.  Choice of Law

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

16.  Effectiveness of the Plan

     The Plan shall be effective as of the Effective Date. If the Plan is not approved by the shareholders of the Company prior to the first anniversary of the Effective Date, no Awards may be granted thereafter.

HV263B                           DETACH HERE


                                     PROXY


                          HOVNANIAN ENTERPRISES, INC.


                     Nominee Holder of Class B Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undesigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 a.m. on March 5, 1999, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 15, 1999 and upon all other matters properly coming before said meeting.




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SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                          -----------

HV263A                           DETACH HERE



|X|  Please mark
     votes as in
     this example.
This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the Company's Stock Incentive Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).


1.   Election of Directors.

     Nominees: K. Hovnanian,  A. Hovnanian, P. Buchanan, A. Greenbaum,
     D. McDonald, P. Reinhart, J. Sorsby, S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above


2.  Ratification  of the  selection  of      FOR        AGAINST     ABSTAIN
    Ernst  & Young  LLP as  independent      |_|          |_|         |_|
    accountants   for  the  year  ended
    October 31, 1999.



3.  Approval  of  the  Company's  Stock      FOR        AGAINST     ABSTAIN
    Incentive Plan.                          |_|          |_|         |_|



4.  In  their  discretion,  upon  other
    matters as may properly come before
    the meeting.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:__________________Date:______ Signature:__________________Date:_______

HV364B                           DETACH HERE


                                     PROXY


                          HOVNANIAN ENTERPRISES, INC.


                              Class B Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undesigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 a.m. on March 5, 1999, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 15, 1999 and upon all other matters properly coming before said meeting.




-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                          -----------

HV364A                           DETACH HERE



|X|  Please mark
     votes as in
     this example.
This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the Company's Stock Incentive Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).


1.   Election of Directors.

     Nominees: K. Hovnanian,  A. Hovnanian, P. Buchanan, A. Greenbaum,
     D. McDonald, P. Reinhart, J. Sorsby, S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above


2.  Ratification  of the  selection  of      FOR        AGAINST     ABSTAIN
    Ernst  & Young  LLP as  independent      |_|          |_|         |_|
    accountants   for  the  year  ended
    October 31, 1999.



3.  Approval  of  the  Company's  Stock      FOR        AGAINST     ABSTAIN
    Incentive Plan.                          |_|          |_|         |_|



4.  In  their  discretion,  upon  other
    matters as may properly come before
    the meeting.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:__________________Date:______ Signature:__________________Date:_______

HVN62B                            DETACH HERE


                                     PROXY


                          HOVNANIAN ENTERPRISES, INC.


                              Class A Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undesigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 a.m. on March 5, 1999, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 15, 1999 and upon all other matters properly coming before said meeting.




-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                          -----------

HVN62A                           DETACH HERE



|X|  Please mark
     votes as in
     this example.
This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the Company's Stock Incentive Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).


1.   Election of Directors.

     Nominees: K. Hovnanian,  A. Hovnanian, P. Buchanan, A. Greenbaum,
     D. McDonald, P. Reinhart, J. Sorsby, S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above


2.  Ratification  of the  selection  of      FOR        AGAINST     ABSTAIN
    Ernst  & Young  LLP as  independent      |_|          |_|         |_|
    accountants   for  the  year  ended
    October 31, 1999.



3.  Approval  of  the  Company's  Stock      FOR        AGAINST     ABSTAIN
    Incentive Plan.                          |_|          |_|         |_|



4.  In  their  discretion,  upon  other
    matters as may properly come before
    the meeting.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:__________________Date:______ Signature:__________________Date:_______

HV465B                            DETACH HERE


                                     PROXY


                          HOVNANIAN ENTERPRISES, INC.


                    Beneficial Owner of Class B Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undesigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 a.m. on March 5, 1999, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 15, 1999 and upon all other matters properly coming before said meeting.

By signing on the reverse hereof, the undersigned certifies that (A) with respect to ________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A) of Article FOURTH of the Company's Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining ______ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held, since the date of issuance, for the benefit or account of the same benefit or account of the same beneficial owner of such share or any Permitted Transferee.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                          -----------

HV465A                           DETACH HERE



|X|  Please mark
     votes as in
     this example.
This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the Company's Stock Incentive Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).


1.   Election of Directors.

     Nominees: K. Hovnanian,  A. Hovnanian, P. Buchanan, A. Greenbaum,
     D. McDonald, P. Reinhart, J. Sorsby, S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above


2.  Ratification  of the  selection  of      FOR        AGAINST     ABSTAIN
    Ernst  & Young  LLP as  independent      |_|          |_|         |_|
    accountants   for  the  year  ended
    October 31, 1999.



3.  Approval  of  the  Company's  Stock      FOR        AGAINST     ABSTAIN
    Incentive Plan.                          |_|          |_|         |_|



4.  In  their  discretion,  upon  other
    matters as may properly come before
    the meeting.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:__________________Date:______ Signature:__________________Date:_______